                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK


                           CHAPTER 11

IN RE: ENRON CORP.,
ET AL., DEBTORS            CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                           01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                           01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                           01-16431, 01-16467, 01-16483, 02-10007, 02-10038,
                           02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                           02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                           02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                           02-10757, 02-10760, 02-10761, 02-10764, 02-10766,
                           02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                           02-11268, 02-11272, 02-11824, 02-11884, 02-12104,
                           02-12105, 02-12106, 02-12347, 02-12398, 02-12400,
                           02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                           02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                           02-16441, 02-16492, 03-10106, 03-10673, 03-10676,
                           03-10678, 03-10681, 03-10682, 03-11364, 03-11369,
                           03-11371, 03-11373, 03-11374, 03-12088, 03-13151,
                           03-13154 THROUGH 03-13160, 03-13234 THROUGH 03-13241,
                           03-13259, 03-13446, 03-13447, 03-13451, 03-13453,
                           03-13454, 03-13457, 03-13459 THROUGH 03-13463,
                           03-13465, 03-13467, 03-13468, 03-13469, 03-13489,
                           03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                           03-13862, 03-13877 THROUGH 03-13885, 03-13915,
                           03-13918, 03-13919, 03-13920, 03-13926, 03-13930,
                           03-13949, 03-13950, 03-13952, 03-13953, 03-13957,
                           03-14053, 03-14054, 03-14065, 03-14067, 03-14068,
                           03-14069, 03-14070, 03-14126, 03-14130, 03-14131,
                           03-14175, 03-14176, 03-14177, 03-14178, 03-14185,
                           03-14223 THROUGH 03-14232, 03-14539, 03-14540,
                           03-14862, 03-14871, 03-16566, 03-16882

                           (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED NOVEMBER 30, 2003


DEBTORS' ADDRESS:            Enron Corp. et al.
                             1221 Lamar #1600
                             Houston, TX 77010-1221

DEBTORS' ATTORNEY:           Weil, Gotshal & Manges LLP
                             767 Fifth Avenue
                             New York, NY 10153

REPORT PREPARER:             Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    March 29, 2004                By:      /s/ Raymond M. Bowen, Jr.
                                          -------------------------------------
                                          Name:  Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                               EXPLANATORY NOTES


BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR NOVEMBER 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through November 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

   o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

   o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp. The books and records assume that a tax sharing agreement is in effect for each of the Enron subsidiaries included in the consolidated federal tax return.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

   o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

   o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
       2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

   o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
       2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

   o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

   o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                                                             Transfer
                                                                                                            (to)/from
                                                        Beginning  3rd Party     3rd Party        Net       Restricted     Ending
Debtor Company                                Case No.   Balance    Receipts   Disbursements  Intercompany     Cash     Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033     $  3         --         $ --          $ --        $  --         $  3
Enron Corp.                                   01-16034      138         36          (46)           --           --          128
Enron North America Corp.                     01-16035      499         26           (4)           (1)          --          520
Enron Power Marketing, Inc.                   01-16036      309         --           --            --           --          309
PBOG Corp.                                    01-16037       --         --           --            --           --           --
Smith Street Land Company                     01-16038       --         --           --            --           --           --
Enron Broadband Services, Inc.                01-16039       --         --           --            --           --           --
Enron Energy Services Operations, Inc.        01-16040       49         --           --            --           --           49
Enron Energy Marketing Corp.                  01-16041        1         --           --            --           --            1
Enron Energy Services, Inc.                   01-16042       29          2           --            --           --           31
Enron Energy Services, LLC                    01-16043       --         --           --            --           --           --
Enron Transportation Services Company         01-16044        1         --           --            (1)          --           --
BAM Leasing Company                           01-16045       --         --           --            --           --           --
ENA Asset Holdings, L.P.                      01-16046        1         --           --            --           --            1
Enron Gas Liquids, Inc.                       01-16048       --         --           --            --           --           --
Enron Global Markets LLC                      01-16076       --         --           --            --           --           --
Enron Net Works L.L.C.                        01-16078        1         --           (4)            4           --            1
Enron Industrial Markets LLC                  01-16080       --         --           --            --           --           --
Operational Energy Corp.                      01-16109       --         --           --            --           --           --
Enron Engineering & Construction Co.          01-16110        6         --           --            --           --            6
Enron Engineering & Operational
 Services Co.                                 01-16111       --         --           --            --           --           --
Garden State Paper Company LLC                01-16280        8         --           --            --           --            8
Palm Beach Development Company, L.L.C.        01-16319       --         --           --            --           --           --
Tenant Services, Inc.                         01-16428       --         --           --            --           --           --
Enron Energy Information
 Solutions, Inc.                              01-16429       --         --           --            --           --           --
EESO Merchant Investments, Inc.               01-16430       --         --           --            --           --           --
Enron Federal Solutions, Inc.                 01-16431       --         --           --            --           --           --
Enron Freight Markets Corp.                   01-16467       --         --           --            --           --           --
Enron Broadband Services, L.P.                01-16483       --         --           --            --           --           --
Enron Energy Services North America, Inc.     02-10007       --         --           --            --           --           --
Enron LNG Marketing LLC                       02-10038       --         --           --            --           --           --
Calypso Pipeline, LLC                         02-10059       --         --           --            --           --           --
Enron Global LNG LLC                          02-10060       --         --           --            --           --           --
Enron International Fuel Management Company   02-10061       --         --           --            --           --           --
Enron Natural Gas Marketing Corp.             02-10132       --         --           --            --           --           --
ENA Upstream Company LLC                      02-10232       --         --           --            --           --           --
Enron Liquid Fuels, Inc.                      02-10252       --         --           --            --           --           --
Enron LNG Shipping Company                    02-10346        3         --           --            --           --            3
Enron Property & Services Corp.               02-10464       --         --           (1)            1           --           --
Enron Capital & Trade Resources
 International Corp.                          02-10613        2          1           --            --           --            3
Enron Communication Leasing Corp.             02-10632       --         --           --            --           --           --
Enron Wind Corp.(b)                           02-10743
Enron Wind Systems, Inc.(b)                   02-10747
Enron Wind Energy Systems Corp.(b)            02-10748
Enron Wind Maintenance Corp.(b)               02-10751
Enron Wind Constructors Corp.(b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC)(a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC)(a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC)(a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC)(a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC)(a)         02-10766


                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                                                             Transfer
                                                                                                             (to)/from
                                                        Beginning  3rd Party     3rd Party       Net        Restricted    Ending
Debtor Company                              Case No.     Balance   Receipts    Disbursements  Intercompany     Cash     Balance (c)
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                        02-10939        --        --            --             --            --        --
Enron Processing Properties, Inc.           02-11123        --        --            --             --            --        --
Enron Methanol Company                      02-11239        --        --            --             --            --        --
Enron Ventures Corp.                        02-11242        --        --            --             --            --        --
Enron Mauritius Company                     02-11267        --        --            --             --            --        --
Enron India Holding Ltd.                    02-11268        --        --            --             --            --        --
Offshore Power Production C.V               02-11272        --        --            --             --            --        --
The New Energy Trading Company              02-11824         4        --            --             --            --         4
EES Service Holdings, Inc                   02-11884        --        --            --             --            --        --
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                                 02-12104
ZWHC, LLC (a)                               02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                02-12106
Enron Reserve Acquisition Corp.             02-12347        --        --            --             --            --        --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                 02-12398
Enron Power & Industrial Construction (a)   02-12400
NEPCO Power Procurement Co. (a)             02-12402
NEPCO Services International, Inc. (a)      02-12403
San Juan Gas Company, Inc.                  02-12902        --        --            --             --            --        --
EBF, LLC                                    02-13702        --        --            --             --            --        --
Zond Minnesota Construction Co. LLC (a)     02-13723
Enron Fuels International, Inc.             02-14046        --        --            --             --            --        --
E Power Holdings Corp.                      02-14632        --        --            --             --            --        --
EFS Construction Management Services, Inc.  02-14885        --        --            --             --            --        --
Enron Management Inc.                       02-14977        --        --            --             --            --        --
Enron Expat Services, Inc.                  02-15716        --        --            --             --            --        --
Artemis Associates, LLC                     02-16441        --        --            --             --            --        --
Clinton Energy Management Services, Inc.    02-16492        14        --            --             --            --        14
LINGTEC Constructors, L.P.                  03-10106        --        --            --             --            --        --
EGS New Ventures Group                      03-10673        --        --            --             --            --        --
Louisiana Gas Marketing Company             03-10676        --        --            --             --            --        --
Louisiana Resources Company                 03-10678        --        --            --             --            --        --
LGMI, Inc.                                  03-10681        --        --            --             --            --        --
LRCI, Inc.                                  03-10682        --        --            --             --            --        --
Enron Communications Group, Inc.            03-11364        --        --            --             --            --        --
EnRock Management, LLC                      03-11369        --        --            --             --            --        --
ECI-Texas, L.P.                             03-11371        --        --            --             --            --        --
EnRock, L.P.                                03-11373        --        --            --             --            --        --
ECI-Nevada Corp.                            03-11374        --                      --             --            --        --
Enron Alligator Alley Pipeline Company      03-12088        --        --            --             --            --        --
Enron Wind Storm Lake I LLC (a)             03-13151
ECT Merchant Investments Corp.              03-13154        --        --            --             --            --        --
EnronOnline, LLC                            03-13155        --        --            --             --            --        --
St. Charles Development Company LLC         03-13156        --        --            --             --            --        --
Calcasieu Development Company LLC           03-13157        --        --            --             --            --        --
Calvert City Power I, LLC                   03-13158        --        --            --             --            --        --
Enron ACS, Inc.                             03-13159        --        --            --             --            --        --
LOA, Inc.                                   03-13160        --        --            --             --            --        --
Enron India LLC                             03-13234        --                      --             --            --        --
Enron International Inc.                    03-13235        --        --            --             --            --        --
Enron International Holdings Corp.          03-13236        --        --            --             --            --        --
Enron Middle East LLC                       03-13237        --        --            --             --            --        --
Enron WarpSpeed Services, Inc.              03-13238        --        --            --             --            --        --
Modulus Technologies, Inc.                  03-13239        --        --            --             --            --        --
Enron Telecommunications, Inc.              03-13240        --        --            --             --            --        --
DataSystems Group, Inc.                     03-13241        --        --            --             --            --        --
Risk Management & Trading Corp.             03-13259        --        --            --             --            --        --
Omicron Enterprises, Inc.                   03-13446        --        --            --             --            --        --

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                                                             Transfer
                                                                                                            (to)/from
                                                    Beginning     3rd Party     3rd Party       Net        Restricted     Ending
Debtor Company                          Case No.     Balance      Receipts    Disbursements  Intercompany     Cash      Balance (c)
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                             03-13447        79            --           --            --             --          79
EFS II, Inc.                            03-13451        --            --           --            --             --          --
EFS III, Inc.                           03-13453        --            --           --            --             --          --
EFS V, Inc.                             03-13454        --            --           --            --             --          --
EFS VI, Inc.                            03-13457        --            --           --            --             --          --
EFS VII, Inc.                           03-13459        --            --           --            --             --          --
EFS IX, Inc.                            03-13460        --            --           --            --             --          --
EFS X, Inc.                             03-13461        --            --           --            --             --          --
EFS XI, Inc.                            03-13462        --            --           --            --             --          --
EFS XII, Inc.                           03-13463        --            --           --            --             --          --
EFS XV, Inc.                            03-13465        --            --           --            --             --          --
EFS XVII, Inc.                          03-13467        --            --           --            --             --          --
Jovinole Associates                     03-13468        --            --           --            --             --          --
EFS Holdings, Inc.                      03-13469        --            --           --            --             --          --
Enron Operations Services Corp.         03-13489        30            --           --            --             --          30
Green Power Partners I, LLC (a)         03-13500
TLS Investors, LLC                      03-13502        --            --           --            --             --          --
ECT Securities Limited Partnership      03-13644         3            --           --            --             --           3
ECT Securities LP Corp.                 03-13647        --            --           --            --             --          --
ECT Securities GP Corp.                 03-13649        --            --           --            --             --          --
KUCC Cleburne, LLC                      03-13862        --            --           --            --             --          --
Enron International Asset
  Management Corp.                      03-13877        --            --           --            --             --          --
Enron Brazil Power Holdings XI Ltd.     03-13878        --            --           --            --             --          --
Enron Holding Company, L.L.C            03-13879        --            --           --            --             --          --
Enron Development Management, Ltd.      03-13880        --            --           --            --             --          --
Enron International Korea
  Holdings Corp.                        03-13881        --            --           --            --             --          --
Enron Caribe VI Holdings Ltd.           03-13882        --            --           --            --             --          --
Enron International Asia Corp.          03-13883        --            --           --            --             --          --
Enron Brazil Power
  Investments XI Ltd.                   03-13884        --            --           --            --             --          --
Paulista Electrical
  Distribution, L.L.C                   03-13885        --            --           --            --             --          --
Enron Pipeline Construction
  Services Company                      03-13915        --            --           --            --             --          --
Enron Pipeline Services Company         03-13918        --            --           --            --             --          --
Enron Trailblazer Pipeline Company      03-13919        --            --           --            --             --          --
Enron Liquid Services Corp.             03-13920        --            --           --            --             --          --
Enron Machine and Mechanical
  Services, Inc.                        03-13926        --            --           --            --             --          --
Enron Commercial Finance Ltd.           03-13930        --            --           --            --             --          --
Enron Permian Gathering, Inc.           03-13949        --            --           --            --             --          --
Transwestern Gathering Company          03-13950        --            --           --            --             --          --
Enron Gathering Company                 03-13952        --            --           --            --             --          --
EGP Fuels Company                       03-13953        --            --           --            --             --          --
Enron Asset Management Resources, Inc.  03-13957        --            --           --            --             --          --
Enron Brazil Power Holdings I Ltd.      03-14053         4            --           --            --             --           4
Enron do Brazil Holdings Ltd.           03-14054         1            --           --            --             (1)         --
Enron Wind Storm Lake II LLC (a)        03-14065
Enron Renewable Energy Corp. (a)        03-14067
Enron Acquisition III Corp.             03-14068        --            --           --            --             --          --
Enron Wind Lake Benton LLC (a)          03-14069
Superior Construction Company           03-14070        --            --           --            --             --          --
EFS IV, Inc.                            03-14126        --            --           --            --             --          --
EFS VIII, Inc.                          03-14130        --            --           --            --             --          --
EFS XIII, Inc.                          03-14131        --            --           --            --             --          --
Enron Credit Inc.                       03-14175         1                         --            --             --           1
Enron Power Corp.                       03-14176        12                         --            --             --          12
Richmond Power Enterprise, L.P.         03-14177        --            --           --            --             --          --
ECT Strategic Value Corp.               03-14178        --            --           --            --             --          --
Enron Development Funding Ltd.          03-14185        54                         --            --             --          54
Atlantic Commercial Finance, Inc.       03-14223         1            --           --             1             --           2
The Protane Corporation                 03-14224        --            --           --            --             --          --


                             Continued on next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                                                             Transfer
                                                                                                            (to)/from
                                                      Beginning    3rd Party     3rd Party        Net        Restricted     Ending
Debtor Company                            Case No.     Balance     Receipts    Disbursements  Intercompany     Cash      Balance (c)
-----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC     03-14225          5         --              --           --           --            5
Enron Development Corp.                   03-14226         --         --              --           --           --           --
ET Power 3 LLC                            03-14227         --         --              --           --           --           --
Nowa Sarzyna Holding B.V                  03-14228         --         --              --           --           --           --
Enron South America LLC                   03-14229         15         --              --           --           --           15
Enron Global Power & Pipelines LLC        03-14230         --         --              --           --           --           --
Portland General Holdings, Inc.           03-14231         --         --              --           --           --           --
Portland Transition Company, Inc.         03-14232         --         --              --           --           --           --
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862          7         --              --           --           --            7
Victory Garden Power Partners I LLC (a)   03-14871
Oswego Cogen Company, LLC                 03-16566         --         --              --           --           --           --
Enron Equipment Procurement Company       03-16882          9          7              --          (15)          --            1
                                                      -----------------------------------------------------------------------------

Combined Debtor Entities                               $1,289        $72            $(55)        $(11)         $(1)      $1,294
                                                      =============================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):


           Enron Metals & Commodity Corp.                            $   26
           Enron Corp.                                                  509
           Enron North America Corp.                                    925
           Enron Power Marketing, Inc.                                  498
           Smith Street Land Company                                     87
           Enron Broadband Services, Inc.                               144
           Enron Energy Services Operations, Inc.                        53
           Enron Energy Marketing Corp.                                  26
           Enron Energy Services, Inc.                                  204
           Enron Gas Liquids, Inc.                                        9
           Enron Net Works LLC                                            4
           Enron Energy Information Solutions, Inc.                       2
           Enron Broadband Services, LP                                   2
           Enron LNG Marketing LLC                                       32
           Calypso Pipeline, LLC                                          5
           ENA Upstream Company, LLC                                      1
           Enron Liquid Fuels, Inc.                                       1
           Enron LNG Shipping Company                                    24
           Enron Capital & Trade Resources International Corp            26
           Enron Methanol Company                                         5
           Enron Reserve Acquisition Corp.                               18
           EBF, LLC                                                       8
           E Power Holdings Corp.                                         2
           ECT Merchant Investments Corp.                                 3
           Enron do Brazil Holdings Ltd.                                  1
           Enron  Power Corp.                                             1
           The Protane Corporation                                        5
           Enron South America LLC                                        6
           Enron Global Power & Pipelines LLC                            33
           Enron Equipment Procurement Company                           11
                                                                     ------
           Combined Debtor Entities                                  $2,671
                                                                     ======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                             Beginning                                    (Payments)      Ending
Debtor Company                                Case No.        Balance      Accruals    Intercompany        Refunds     Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033        $  --         $  --         $  --            $  --        $  --
Enron Corp.                                   01-16034            7           134          (134)              --            7
Enron North America Corp.                     01-16035            6            (1)            1               --            6
Enron Power Marketing, Inc.                   01-16036            2             3            (3)              --            2
PBOG Corp.                                    01-16037           --            --            --               --           --
Smith Street Land Company                     01-16038           --            --            --               --           --
Enron Broadband Services, Inc.(1)             01-16039           (1)         (128)          128               --           (1)
Enron Energy Services Operations, Inc.        01-16040            1             1            (1)              --            1
Enron Energy Marketing Corp.                  01-16041           --            --            --               --           --
Enron Energy Services, Inc.                   01-16042           12           (41)           41               --           12
Enron Energy Services, LLC                    01-16043           --            --            --               --           --
Enron Transportation
  Services Company                            01-16044           --            --            --               --           --
BAM Leasing Company                           01-16045           --            (3)            3               --           --
ENA Asset Holdings, L.P.                      01-16046           --            --            --               --           --
Enron Gas Liquids, Inc.                       01-16048           --            --            --               --           --
Enron Global Markets LLC                      01-16076           --            --            --               --           --
Enron Net Works L.L.C                         01-16078           --            (6)            6               --           --
Enron Industrial Markets LLC                  01-16080           --            --            --               --           --
Operational Energy Corp.                      01-16109           --            --            --               --           --
Enron Engineering &
  Construction Co.                            01-16110           --            --            --               --           --
Enron Engineering &
  Operational Services Co.                    01-16111           --            --            --               --           --
Garden State Paper Company LLC                01-16280           --            --            --               --           --
Palm Beach Development Company, L.L.C         01-16319           --            --            --               --           --
Tenant Services, Inc.                         01-16428           --            --            --               --           --
Enron Energy Information Solutions, Inc.      01-16429           --            --            --               --           --
EESO Merchant Investments, Inc.               01-16430           --            --            --               --           --
Enron Federal Solutions, Inc.                 01-16431           --            --            --               --           --
Enron Freight Markets Corp.                   01-16467           --            --            --               --           --
Enron Broadband Services, L.P.                01-16483           --            --            --               --           --
Enron Energy Services North America, Inc.     02-10007           --            --            --               --           --
Enron LNG Marketing LLC                       02-10038           --            --            --               --           --
Calypso Pipeline, LLC                         02-10059           --            --            --               --           --
Enron Global LNG LLC                          02-10060           --             1            (1)              --           --
Enron International Fuel Management
  Company                                     02-10061           --            --            --               --           --
Enron Natural Gas Marketing Corp.             02-10132           --            --            --               --           --
ENA Upstream Company LLC                      02-10232           --            --            --               --           --
Enron Liquid Fuels, Inc.                      02-10252           (1)           --            --               --           (1)
Enron LNG Shipping Company                    02-10346           --            --            --               --           --
Enron Property & Services Corp.               02-10464            1            --            --               --            1
Enron Capital & Trade Resources
  International Corp.                         02-10613           (1)           (1)            1               --           (1)
Enron Communication Leasing Corp.             02-10632            4            (1)            1               --            4
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766


                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                 Beginning                               (Payments)   Ending
Debtor Company                                     Case No.       Balance    Accruals   Intercompany      Refunds    Balance
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                               02-10939         --          --          --               --         --
Enron Processing Properties, Inc.                  02-11123         --          --          --               --         --
Enron  Methanol Company                            02-11239          1          --          --               --          1
Enron Ventures Corp.                               02-11242         --          --          --               --         --
Enron Mauritius Company                            02-11267         --          --          --               --         --
Enron India Holding Ltd.                           02-11268         --          --          --               --         --
Offshore Power Production C.V                      02-11272         --          --          --               --         --
The New Energy Trading Company                     02-11824         --          --          --               --         --
EES Service Holdings Inc.                          02-11884         --           1          (1)              --         --
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                                        02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347         --          --          --               --         --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                        02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902         --          --          --               --         --
EBF, LLC                                           02-13702         --          --          --               --         --
Zond Minnesota Construction
 Company LLC (a)                                   02-13723
Enron Fuels International, Inc.                    02-14046         --          --          --               --         --
E Power Holdings Corp.                             02-14632         --          --          --               --         --
EFS Construction Management Services, Inc.         02-14885         --          --          --               --         --
Enron Management Inc.                              02-14977          1           1          (1)              --          1
Enron Expat Services, Inc.                         02-15716         --          --          --               --         --
Artemis Associates, LLC                            02-16441         --          (2)          2               --         --
Clinton Energy Management Services, Inc.           02-16492         --          (1)          1               --         --
LINGTEC Constructors, L.P.                         03-10106        (10)         --          --               --        (10)
EGS New Ventures Corp.                             03-10673         --          --          --               --         --
Louisiana Gas Marketing Company                    03-10676         --          --          --               --         --
Louisiana Resources Company                        03-10678         --          --          --               --         --
LGMI, Inc.                                         03-10681          1          --          --               --          1
LRCI, Inc.                                         03-10682          1          --          --               --          1
Enron Communications Group, Inc.                   03-11364         --          --          --               --         --
EnRock Management, LLC                             03-11369         --          --          --               --         --
ECI-Texas, L.P.                                    03-11371         (2)         --          --               --         (2)
EnRock, L..P                                       03-11373         --          --          --               --         --
ECI-Nevada Corp.                                   03-11374         --          --          --               --         --
Enron Alligator Alley Pipeline Company             03-12088         --          --          --               --         --
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments corp                      03-13154         --          --          --               --         --
EnronOnline, LLC                                   03-13155         --          --          --               --         --
St. Charles Development Company, LLC               03-13156         --          --          --               --         --
Calcasieu Development Company                      03-13157         --          --          --               --         --
Calvert City Power I, LLC                          03-13158         --          --          --               --         --
Enron ACS, Inc.                                    03-13159         --          --          --               --         --
LOA, Inc.                                          03-13160         --          --          --               --         --
Enron India LLC                                    03-13234         --          --          --               --         --
Enron International Inc.                           03-13235         --          --          --               --         --
Enron International Holdings                       03-13236         --          --          --               --         --
Enron Middle East LLC                              03-13237         --          --          --               --         --
Enron WarpSpeed Services, Inc.                     03-13238         --          --          --               --         --
Modulus Technologies, Inc.                         03-13239         --          --          --               --         --
Enron Telecommunications, Inc.                     03-13240         --          --          --               --         --
DataSystems Group, Inc.                            03-13241         --          --          --               --         --
Risk Management & Trading Corp.                    03-13259         --          14         (14)              --         --
Omnicron Enterprises, Inc.                         03-13446         --          --          --               --         --


                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)



                                                                 Beginning                            (Payments)   Ending
Debtor Company                                       Case No.     Balance   Accruals   Intercompany     Refunds    Balance
---------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447        --        --          --             --         --
EFS II, Inc.                                         03-13451        --        --          --             --         --
EFS III, Inc.                                        03-13453        --        --          --             --         --
EFS V, Inc.                                          03-13454        --        --          --             --         --
EFS VI, Inc.                                         03-13457        --        --          --             --         --
EFS VII, Inc.                                        03-13459        --        --          --             --         --
EFS IX, Inc.                                         03-13460        --        --          --             --         --
EFS X, Inc.                                          03-13461        --        --          --             --         --
EFS XI, Inc.                                         03-13462        --        --          --             --         --
EFS XII, Inc.                                        03-13463        --        --          --             --         --
EFS XV, Inc.                                         03-13465        --        --          --             --         --
EFS XVII, Inc.                                       03-13467        --        --          --             --         --
Jovinole Associates                                  03-13468        --        --          --             --         --
EFS Holdings, Inc.                                   03-13469        --        --          --             --         --
Enron Operations Services Corp.                      03-13489        --        --          --             --         --
Green Power Partners I LLC (a)                       03-13500
TLS Investors, LLC                                   03-13502        --        --          --             --         --
ECT Securities Limited Partnership                   03-13644        --        --          --             --         --
ECT Securities LP Corp.                              03-13647        --        --          --             --         --
ECT Securities GP Corp.                              03-13649        --        --          --             --         --
KUCC Cleburne, LLC                                   03-13862        --        --          --             --         --
Enron International Asset Management Corp.           03-13877        --        --          --             --         --
Enron Brazil Power Holdings XI Ltd.                  03-13878        --        --          --             --         --
Enron Holding Company L.L.C                          03-13879        --        --          --             --         --
Enron Development Management Ltd.                    03-13880        --        --          --             --         --
Enron International Korea Holdings Corp.             03-13881        --        --          --             --         --
Enron Caribe VI Holdings Ltd.                        03-13882        --        --          --             --         --
Enron International Asia Corp.                       03-13883        --        --          --             --         --
Enron Brazil Power Investments XI Ltd.               03-13884        --        --          --             --         --
Paulista Electrical Distribution, L.L.C              03-13885        --        --          --             --         --
Enron Pipeline Construction Services Company         03-13915        --        --          --             --         --
Enron Pipeline Services Company                      03-13918         1        --          --             --          1
Enron Trailblazer Pipeline Company                   03-13919        --        --          --             --         --
Enron Liquid Services Corp.                          03-13920        --        --          --             --         --
Enron Machine and Mechanical Services, Inc.          03-13926        --        --          --             --         --
Enron Commercial Finance Ltd.                        03-13930        --        --          --             --         --
Enron Permian Gathering Inc.                         03-13949        --        --          --             --         --
Transwestern Gathering Company                       03-13950        --        --          --             --         --
Enron Gathering Company                              03-13952        --        --          --             --         --
EGP Fuels Company                                    03-13953        --        --          --             --         --
Enron Asset Management Resources, Inc.               03-13957        --        --          --             --         --
Enron Brazil Power Holdings, I Ltd.                  03-14053        --        --          --             --         --
Enron do Brazil Holdings, Ltd.                       03-14054        --        --          --             --         --
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068        --        --          --             --         --
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Construction Company                        03-14070        --        --          --                        --
EFS IV, Inc.                                         03-14126        --        --          --             --         --
EFS VIII, Inc.                                       03-14130        --        --          --             --         --
EFS XIII, Inc.                                       03-14131        --        --          --             --         --
Enron Credit Inc.                                    03-14175        --        --          --             --         --
Enron Power Corp.                                    03-14176        --        --          --             --         --
Richmond Power Enterprise, L.P.                      03-14177        --        --          --             --         --
ECT Strategic Value Corp.                            03-14178        --        --          --             --         --
Enron Development Funding Ltd.                       03-14185        --        --          --             --         --
Atlantic Commercial Finance, Inc.                    03-14223        --        --          --             --         --
The Protane Corporation                              03-14224        --         1          (1)            --         --

                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)


                                                                 Beginning                              (Payments)       Ending
Debtor Company                                     Case No.       Balance      Accruals   Intercompany   Refunds         Balance
--------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC              03-14225          --           --           --           --              --
Enron Development Corp.                            03-14226          --           --           --           --              --
ET Power 3 LLC                                     03-14227          --           --           --           --              --
Nowa Sarzyna Holding B.V                           03-14228          --           --           --           --              --
Enron South America LLC                            03-14229          --            8           (8)          --              --
Enron Global Power & Pipelines LLC                 03-14230          --           --           --           --              --
Portland General Holdings, Inc.                    03-14231          --           --           --           --              --
Portland Transition Company, Inc.                  03-14232          --           --           --           --              --
Cabazon Power Partners LLC (a)                     03-14539
Cabazon Holdings LLC (a)                           03-14540
Enron Caribbean Basin LLC                          03-14862          --           16          (16)          --              --
Victory Garden Power Partners I LLC (a)            03-14871
Oswego Cogen Company, LLC                          03-16566          --           --           --           --              --
Enron Equipment Procurement Company                03-16882          --           --           --           --              --
                                                                 ---------------------------------------------------------------

Combined Debtor Entities                                           $ 23         $ (4)        $  4         $ --        $     23
                                                                 ===============================================================

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of November 30, 2003
                                  (In Millions)

                                                          Current
Debtor Company                               Case No.       1-30          31-60           61-90         91+       Other       Total
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.               01-16033     $  --           $  --           $  --       $  --       $  --       $  --
Enron Corp.                                  01-16034        --              --              --           4         135         139
Enron North America Corp.                    01-16035        --              --              --          --          42          42
Enron Power Marketing, Inc.                  01-16036        --              --              --          --          --          --
PBOG Corp.                                   01-16037        --              --              --          --          --          --
Smith Street Land Company                    01-16038        --              --              --          --          --          --
Enron Broadband Services, Inc.               01-16039        --              --              --           1          --           1
Enron Energy Services Operations, Inc.       01-16040        --              --              --          --          --          --
Enron Energy Marketing Corp.                 01-16041        --              --              --          --          --          --
Enron Energy Services, Inc.                  01-16042        --              --              --          --          --          --
Enron Energy Services, LLC                   01-16043        --              --              --          --          --          --
Enron Transportation Services Company        01-16044        --              --              --          --          --          --
BAM Leasing Company                          01-16045        --              --              --          --          --          --
ENA Asset Holdings, L.P.                     01-16046        --              --              --          --          --          --
Enron Gas Liquids, Inc.                      01-16048        --              --              --          --          --          --
Enron Global Markets LLC                     01-16076        --              --              --          --          --          --
Enron Net Works L.L.C.                       01-16078         3              --              --           2          --           5
Enron Industrial Markets LLC                 01-16080        --              --              --          --          --          --
Operational Energy Corp.                     01-16109        --              --              --          --          --          --
Enron Engineering & Construction Co.         01-16110        --              --              --          --          --          --
Enron Engineering & Operational
 Services Co.                                01-16111        --                              --          --          --          --
Garden State Paper Company LLC               01-16280        --              --              --          --          --          --
Palm Beach Development Company, L.L.C.       01-16319        --              --              --          --          --          --
Tenant Services, Inc.                        01-16428        --              --              --          --          --          --
Enron Energy Information
 Solutions, Inc.                             01-16429        --              --              --          --          --          --
EESO Merchant Investments, Inc.              01-16430        --              --              --          --          --          --
Enron Federal Solutions, Inc.                01-16431        --              --              --          --          --          --
Enron Freight Markets Corp.                  01-16467        --              --              --          --          --          --
Enron Broadband Services, L.P.               01-16483        --              --              --          --          --          --
Enron Energy Services North America, Inc.    02-10007        --              --              --          --          --          --
Enron LNG Marketing LLC                      02-10038        --              --              --          --          --          --
Calypso Pipeline, LLC                        02-10059        --              --              --          --          --          --
Enron Global LNG LLC                         02-10060        --              --              --          --          --          --
Enron International Fuel Management
 Company                                     02-10061        --              --              --          --          --          --
Enron Natural Gas Marketing Corp.            02-10132        --              --              --          --          --          --
ENA Upstream Company LLC                     02-10232        --              --              --          --          --          --
Enron Liquid Fuels, Inc.                     02-10252        --              --              --          --          --          --
Enron LNG Shipping Company                   02-10346        --              --              --          --          --          --
Enron Property & Services Corp.              02-10464        --              --              --          --          --          --
Enron Capital & Trade Resources
 International Corp.                         02-10613        --              --              --          --          --          --
Enron Communication Leasing Corp.            02-10632        --              --              --          --          --          --
Enron Wind Corp. (b)                         02-10743
Enron Wind Systems, Inc. (b)                 02-10747
Enron Wind Energy Systems Corp. (b)          02-10748
Enron Wind Maintenance Corp. (b)             02-10751
Enron Wind Constructors Corp. (b)            02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)       02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)      02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)     02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)      02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)       02-10766

                           Continued on the next page

                                                                         Table 3

                                 Enron Debtors
           Post-Petition Payables Aging - Non-Commodity -- Continued
                            As of November 30, 2003
                                 (In Millions)

                                                                Current
Debtor Company                                       Case No.    1-30     31-60   61-90   91+   Other   Total
-------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939     --       --      --     --     --      --
Enron Processing Properties, Inc.                    02-11123     --       --      --     --     --      --
Enron Methanol Company                               02-11239     --       --      --     --     --      --
Enron Ventures Corp.                                 02-11242     --       --      --     --     --      --
Enron Mauritius Company                              02-11267     --       --      --     --     --      --
Enron India Holding Ltd.                             02-11268     --       --      --     --     --      --
Offshore Power Production C.V.                       02-11272     --       --      --     --     --      --
The New Energy Trading Company                       02-11824     --       --      --     --     --      --
EES Service Holdings, Inc.                           02-11884     --       --      --     --     --      --
Enron Wind Development LLC (formerly Enron Wind
  Development Corp.) (a)                             02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific LLC (formerly Zond Pacific) (a)         02-12106
Enron Reserve Acquisition Corp.                      02-12347     --       --      --     --     --      --
EPC Estate Services, Inc.                            02-12398
(formerly National Energy Production Corp.)(a)       02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902     --       --      --     --     --      --
EBF, LLC                                             02-13702     --       --      --     --     --      --
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046     --       --      --     --     --      --
E Power Holdings Corp                                02-14632     --       --      --     --     --      --
EFS Construction Management Services, Inc.           02-14885     --       --      --     --     --      --
Enron Management Inc.                                02-14977     --       --      --     --     --      --
Enron Expat Services, Inc.                           02-15716     --       --      --     --     --      --
Artemis Associates, LLC                              02-16441     --       --      --     --     --      --
Clinton Energy Management Services, Inc.             02-16492     --       --      --     --     --      --
LINGTEC Constructors, L.P.                           03-10106     --       --      --     --     --      --
EGS New Ventures Corp.                               03-10673     --       --      --     --     --      --
Louisiana Gas Marketing Company                      03-10676     --       --      --     --     --      --
Louisiana Resources Company                          03-10678     --       --      --     --     --      --
LGMI, Inc.                                           03-10681     --       --      --     --     --      --
LRCI, Inc.                                           03-10682     --       --      --     --     --      --
Enron Communications Group, Inc.                     03-11364     --       --      --     --     --      --
EnRock Management, LLC                               03-11369     --       --      --     --     --      --
ECI-Texas, L.P.                                      03-11371     --       --      --     --     --      --
EnRock, L.P.                                         03-11373     --       --      --     --     --      --
ECI-Nevada Corp.                                     03-11374     --       --      --     --     --      --
Enron Alligator Alley Pipeline Company               03-12088     --       --      --     --     --      --
Enron Wind Storm Lake I, LLC (a)                     03-13151
ECT Merchant Investments Corp                        03-13154     --       --      --     --     --      --
EnronOnline, LLC                                     03-13155     --       --      --     --     --      --
St. Charles Development Company, LLC                 03-13156     --       --      --     --     --      --
Calcasieu Development Company, LLC                   03-13157     --       --      --     --     --      --
Calvert City Power I, LLC                            03-13158     --       --      --     --     --      --
Enron ACS, Inc.                                      03-13159     --       --      --     --     --      --
LOA, Inc.                                            03-13160     --       --      --     --     --      --
Enron India LLC                                      03-13234     --       --      --     --     --      --
Enron International Inc.                             03-13235     --       --      --     --     --      --
Enron International Holdings Corp.                   03-13236     --       --      --     --     --      --
Enron Middle East LLC                                03-13237     --       --      --     --     --      --
Enron WarpSpeed Services, Inc.                       03-13238     --       --      --     --     --      --
Modulus Technologies, Inc.                           03-13239     --       --      --     --     --      --
Enron Telecommunications, Inc.                       03-13240     --       --      --     --     --      --
DataSystems Group, Inc.                              03-13241     --       --      --     --     --      --
Risk Management & Trading Corp.                      03-13259     --       --      --     --     --      --
Omicron Enterprises, Inc.                            03-13446     --       --      --     --     --      --


                           Continued on the next page

                                                                         Table 3

                                 Enron Debtors
           Post-Petition Payables Aging - Non-Commodity -- Continued
                            As of November 30, 2003
                                 (In Millions)

                                                                Current
Debtor Company                                       Case No.    1-30     31-60   61-90   91+   Other   Total
-------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447     --       --      --     --     --      --
EFS II, Inc.                                         03-13451     --       --      --     --     --      --
EFS III, Inc.                                        03-13453     --       --      --     --     --      --
EFS V, Inc.                                          03-13454     --       --      --     --     --      --
EFS VI, Inc.                                         03-13457     --       --      --     --     --      --
EFS VII, Inc.                                        03-13459     --       --      --     --     --      --
EFS IX, Inc.                                         03-13460     --       --      --     --     --      --
EFS X, Inc.                                          03-13461     --       --      --     --     --      --
EFS XI, Inc.                                         03-13562     --       --      --     --     --      --
EFS XII, Inc.                                        03-13563     --       --      --     --     --      --
EFS XV, Inc.                                         03-13465     --       --      --     --     --      --
EFS XVII, Inc.                                       03-13467     --       --      --     --     --      --
Jovinole Associates                                  03-13468     --       --      --     --     --      --
EFS Holdings, Inc.                                   03-13469     --       --      --     --     --      --
Enron Operations Services Corp.                      03-13489     --       --      --     --     --      --
Green Power Partners I LLC (a)                       03-13500
TLS Investors, LLC                                   03-13502     --       --      --     --     --      --
ECT Securities Limited Partnership                   03-13644     --       --      --     --     --      --
ECT Securities LP Corp.                              03-13647     --       --      --     --     --      --
ECT Securities GP Corp.                              03-13649     --       --      --     --     --      --
KUCC Cleburne, LLC                                   03-13862     --       --      --     --     --      --
Enron International Asset Management Corp.           03-13877     --       --      --     --     --      --
Enron Brazil Power Holdings XI Ltd.                  03-13878     --       --      --     --     --      --
Enron Holding Company L.L.C.                         03-13879     --       --      --     --     --      --
Enron Development Management Ltd.                    03-13880     --       --      --     --     --      --
Enron International Korea Holdings Corp.             03-13881     --       --      --     --     --      --
Enron Caribe VI Holdings Ltd.                        03-13882     --       --      --     --     --      --
Enron International Asia Corp.                       03-13883     --       --      --     --     --      --
Enron Brazil Power Investments XI Ltd.               03-13884     --       --      --     --     --      --
Paulista Electrical Distribution, L.L.C.             03-13885     --       --      --     --     --      --
Enron Pipeline Construction Services Company         03-13915     --       --      --     --     --      --
Enron Pipeline Services Company                      03-13918     --       --      --     --     --      --
Enron Trailblazer Pipeline Company                   03-13919     --       --      --     --     --      --
Enron Liquid Services Corp.                          03-13920     --       --      --     --     --      --
Enron Machine and Mechanical Services, Inc.          03-13926     --       --      --     --     --      --
Enron Commercial Finance Ltd.                        03-13930     --       --      --     --     --      --
Enron Permian Gathering, Inc.                        03-13949     --       --      --     --     --      --
Transwestern Gathering Company                       03-13950     --       --      --     --     --      --
Enron Gathering Company                              03-13952     --       --      --     --     --      --
EGP Fuels Company                                    03-13953     --       --      --     --     --      --
Enron Asset Management Resources, Inc.               03-13957     --       --      --     --     --      --
Enron Brazil Power Holdings I Ltd.                   03-14053     --       --      --     --     --      --
Enron do Brazil Holdings Ltd.                        03-14054     --       --      --     --     --      --
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068     --       --      --     --     --      --
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Construction Company                        03-14070     --       --      --     --     --      --
EFS IV Inc.                                          03-14126     --       --      --     --     --      --
EFS VII, Inc.                                        03-14130     --       --      --     --     --      --
EFS XIII, Inc.                                       03-14131     --       --      --     --     --      --
Enron Credit, Inc.                                   03-14175     --       --      --     --     --      --
Enron Power Corp.                                    03-14176     --       --      --     --     --      --
Richmond Power Enterprise, L.P.                      03-14177     --       --      --     --     --      --
ECT Strategic Value Corp.                            03-14178     --       --      --     --     --      --
Enron Development Funding Ltd.                       03-14185     --       --      --     --     --      --
Atlantic Commercial Finance, Inc.                    03-14223     --       --      --     --     --      --
The Protane Corporation                              03-14224     --       --      --     --     --      --


                             Continued on next page

                                                                         Table 3

                                 Enron Debtors
           Post-Petition Payables Aging - Non-Commodity -- Continued
                            As of November 30, 2003
                                 (In Millions)

                                                                Current
Debtor Company                                       Case No.    1-30     31-60   61-90   91+   Other   Total
-------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                03-14225     --       --      --     --      --      --
Enron Development Corp.                              03-14226     --       --      --     --      --      --
ET Power 3 LLC                                       03-14227     --       --      --     --      --      --
Nowa Sarzyna Holding B.V.                            03-14228     --       --      --     --      --      --
Enron South America LLC                              03-14229     --       --      --     --      --      --
Enron Global Power & Pipelines LLC                   03-14230     --       --      --     --      --      --
Portland General Holdings, Inc.                      03-14231     --       --      --     --      --      --
Portland Transition Company, Inc.                    03-14232     --       --      --     --      --      --
Cabazon Power Partners LLC (a)                       03-14539
Cabazon Holdings LLC (a)                             03-14540
Enron Caribbean Basin LLC                            03-14862     --       --      --     --      --      --
Victory Garden Power Partners I LLC (a)              03-14871
Oswego Cogen Company, LLC                            03-16566     --       --      --     --      --      --
Enron Equipment Procurement Company                  03-16882     --       --      --
                                                                  --       --      --     --    ----    ----
Combined Debtor Entities                                          $3      $--     $--     $7    $177    $187
                                                                  ==       ==      ==     ==    ====    ====

                        Continued from the previous page

---------------

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
    02-10766)

                                                                         Table 4

                       Receivables Aging - Non-Commodity
                            As of November 30, 2003
                                 (In Millions)

                                                               Current
Debtor Company                                      Case No.    1-30     31-60   61-90   91+    Other   Total
-------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                      01-16033     $--      $--     $--    $ --   $ --    $ --
Enron Corp.                                         01-16034      1       35      --      163      4     203
Enron North America Corp.                           01-16035     --       --      --        5     10      15
Enron Power Marketing, Inc.                         01-16036     --       --      --       --     --      --
PBOG Corp.                                          01-16037     --       --      --       --     --      --
Smith Street Land Company                           01-16038     --       --      --       --     --      --
Enron Broadband Services, Inc.                      01-16039     --       --      --       18    (17)      1
Enron Energy Services Operations, Inc.              01-16040     --       --      --       --      6       6
Enron Energy Marketing Corp.                        01-16041     --       --      --       --     --      --
Enron Energy Services, Inc.                         01-16042     --       --      --       --      3       3
Enron Energy Services, LLC                          01-16043     --       --      --       --     --      --
Enron Transportation Services Company               01-16044     --       --      --       --     --      --
BAM Leasing Company                                 01-16045     --       --      --       --     --      --
ENA Asset Holdings, L.P.                            01-16046     --       --      --       --     --      --
Enron Gas Liquids, Inc.                             01-16048     --       --      --       --     --      --
Enron Global Markets LLC                            01-16076     --       --      --       --     --      --
Enron Net Works L.L.C.                              01-16078     --       --      --        4     (1)      3
Enron Industrial Markets LLC                        01-16080     --       --      --       --     --      --
Operational Energy Corp.                            01-16109     --       --      --        1     (1)     --
Enron Engineering & Construction Co.                01-16110     --       --      --        4     (4)     --
Enron Engineering & Operational Services Co.        01-16111     --       --      --       --     --      --
Garden State Paper Company LLC                      01-16280     --       --      --       --     20      20
Palm Beach Development Company, L.L.C.              01-16319     --       --      --       --     --      --
Tenant Services, Inc.                               01-16428     --       --      --       --     --      --
Enron Energy Information Solutions, Inc.            01-16429     --       --      --       --     --      --
EESO Merchant Investments, Inc.                     01-16430     --       --      --       --     --      --
Enron Federal Solutions, Inc.                       01-16431     --       --      --       --     --      --
Enron Freight Markets Corp.                         01-16467     --       --      --       --     --      --
Enron Broadband Services, L.P.                      01-16483     --       --      --       --     --      --
Enron Energy Services North America, Inc.           02-10007     --       --      --        8     (4)      4
Enron LNG Marketing LLC                             02-10038     --       --      --       --     --      --
Calypso Pipeline, LLC                               02-10059     --       --      --       --     --      --
Enron Global LNG LLC                                02-10060     --       --      --       --     --      --
Enron International Fuel Management Company         02-10061     --       --      --       --     --      --
Enron Natural Gas Marketing Corp.                   02-10132     --       --      --       --     --      --
ENA Upstream Company LLC                            02-10232     --       --      --       --     --      --
Enron Liquid Fuels, Inc.                            02-10252     --       --      --       --     --      --
Enron LNG Shipping Company                          02-10346     --       --      --       --     --      --
Enron Property & Services Corp.                     02-10464     --       --      --        7     --       7
Enron Capital & Trade Resources International
  Corp.                                             02-10613     --       --      --       --      3       3
Enron Communication Leasing Corp.                   02-10632     --       --      --       --     --      --
Enron Wind Corp. (b)                                02-10743
Enron Wind Systems, Inc. (b)                        02-10747
Enron Wind Energy Systems Corp. (b)                 02-10748
Enron Wind Maintenance Corp. (b)                    02-10751
Enron Wind Constructors Corp. (b)                   02-10755
Enron Wind Systems, LLC (formerly EREC Subsidiary
  I, LLC) (a)                                       02-10757
Enron Wind Constructors, LLC (formerly EREC
  Subsidiary II, LLC) (a)                           02-10760
Enron Wind Energy Systems, LLC (formerly EREC
  Subsidiary III, LLC) (a)                          02-10761
Enron Wind Maintenance (formerly EREC Subsidiary
  IV, LLC) (a)                                      02-10764
Enron Wind, LLC (formerly EREC Subsidiary V, LLC)
  (a)                                               02-10766


                             Continued on next page

                                                                         Table 4

                             As of November 30, 2003
                                  (In Millions)


                                                               Current
Debtor Company                                     Case No.     1-30     31-60     61-90    91+     Other     Total
-------------------------------------------------------------------------------------------------------------------

Intratex Gas Company                               02-10939       -        -         -       -        -         -
Enron Processing Properties, Inc.                  02-11123       -        -         -       -        -         -
Enron Methanol Company                             02-11239       -        -         -       -        -         -
Enron Ventures Corp.                               02-11242       -        -         -       -        -         -
Enron Mauritius Company                            02-11267       -        -         -       -        -         -
Enron India Holding Ltd.                           02-11268       -        -         -       -        -         -
Offshore Power Production C.V.                     02-11272       -        -         -       -        -         -
The New Energy Trading Company                     02-11824       -        -         -       -        -         -
EES Service Holdings, Inc.                         02-11884       -        -         -       -        1         1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347       -        -         -       -        -         -
EPC Estate Services, Inc.                          02-12398
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902       -        -         -       4       (3)        1
EBF, LLC                                           02-13702       -        -         -       -        -         -
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046       -        -         -       -        -         -
E Power Holdings Corp.                             02-14632       -        -         -       -        -         -
Enron Construction Management Services, Inc.       02-14885       -        -         -       -        -         -
Enron Management Inc.                              02-14977       -        -         -       -        -         -
Enron Expat Services, Inc.                         02-15716       -        -         -       2        -         2
Artemis Associates, LLC                            02-16441       -        -         -       -        -         -
Clinton Energy Management Services, Inc.           02-16492       -        -         -       -        -         -
LINGTEC Constructors, L.P.                         03-10106       -        -         -       -        -         -
EGS New Ventures Corp.                             03-10673       -        -         -       -        -         -
Louisiana Gas Marketing Company                    03-10676       -        -         -       -        -         -
Louisiana Resources Company                        03-10678       -        -         -       -        -         -
LGMI, Inc.                                         03-10681       -        -         -       -        -         -
LRCI, Inc.                                         03-10682       -        -         -       -        -         -
Enron Communications Group, Inc.                   03-11364       -        -         -       -        -         -
EnRock Management, LLC                             03-11369       -        -         -       -        -         -
ECI-Texas, L.P.                                    03-11371       -        -         -       -        -         -
EnRock, L.P.                                       03-11373       -        -         -       -        -         -
ECI-Nevada Corp.                                   03-11374       -        -         -       -        -         -
Enron Alligator Alley Pipeline Company             03-12088       -        -         -       -        -         -
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154       -        -         -       -        -         -
EnronOnline, LLC                                   03-13155       -        -         -       -        -         -
St. Charles Development Company, LLC               03-13156       -        -         -       -        -         -
Calcasieu Development Company, LLC                 03-13157       -        -         -       -        -         -
Calvert City Power I, LLC                          03-13158       -        -         -       -        -         -
Enron ACS, Inc.                                    03-13159       -        -         -       -        -         -
LOA, Inc.                                          03-13160       -        -         -       -        -         -
Enron India LLC                                    03-13234       -        -         -       -        -         -
Enron International Inc.                           03-13235       -        -         -       -        -         -
Enron International Holdings Corp.                 03-13236       -        -         -       -        -         -
Enron Middle East LLC                              03-13237       -        -         -       -        -         -
Enron WarpSpeed Services, Inc.                     03-13238       -        -         -       -        -         -
Modulus Technologies, Inc.                         03-13239       -        -         -       -        -         -
Enron Telecommunications, Inc.                     03-13240       -        -         -       -        -         -
DataSystems Group, Inc.                            03-13241       -        -         -       -        -         -
Risk Management & Trading Corp.                    03-13259       -        -         -       -        -         -
Omicron Enterprises, Inc.                          03-13449       -        -         -       -        -         -

                             Continued on next page

                                                                         Table 4

                             As of November 30, 2003
                                  (In Millions)



                                                               Current
Debtor Company                                     Case No.     1-30     31-60     61-90    91+     Other     Total
-------------------------------------------------------------------------------------------------------------------

EFS I, Inc.                                        03-13447       -        -         -       -        -          -
EFS II, Inc.                                       03-13447       -        -         -       -        -          -
EFS III, Inc.                                      03-13453       -        -         -       -        -          -
EFS V, Inc.                                        03-13454       -        -         -       -        -          -
EFS VI, Inc.                                       03-13457       -        -         -       -        -          -
EFS VII, Inc.                                      03-13459       -        -         -       -        -          -
EFS IX, Inc.                                       03-13460       -        -         -       -        -          -
EFS X, Inc.                                        03-13461       -        -         -       -        -          -
EFS XI, Inc.                                       03-13462       -        -         -       -        -          -
EFS XII, Inc.                                      03-13463       -        -         -       -        -          -
EFS XV, Inc.                                       03-13465       -        -         -       -        -          -
EFS XVII, Inc.                                     03-13467       -        -         -       -        -          -
Jovinole Associates                                03-13468       -        -         -       -        -          -
EFS Holdings, Inc.                                 03-13469       -        -         -       -        -          -
Enron Operations Services Corp.                    03-13489       -        -         -       -        -          -
Green Power Partners I LLC (a)                     03-13500
TLS Investors, LLC                                 03-13502       -        -         -       -        -          -
ECT Securities Limited Partnership                 03-13644       -        -         -       -        -          -
ECT Securities LP Corp.                            03-13647       -        -         -       -        -          -
ECT Securities GP Corp.                            03-13649       -        -         -       -        -          -
KUCC Cleburne, LLC                                 03-13862       -        -         -       -        -          -
Enron International Asset Management Corp.         03-13877       -        -         -       -        -          -
Enron Brazil Power Holdings XI Ltd.                03-13878       -        -         -       -        -          -
Enron Holding Company L.L.C.                       03-13879       -        -         -       -        -          -
Enron Development Management Ltd.                  03-13880       -        -         -       -        -          -
Enron International Korea Holdings Corp.           03-13881       -        -         -       -        -          -
Enron Caribe VI Holdings Ltd.                      03-13882       -        -         -       -        -          -
Enron International Asia Corp.                     03-13883       -        -         -       -        -          -
Enron Brazil Power Investments XI Ltd.             03-13884       -        -         -       -        -          -
Paulista Electrical Distribution, L.L.C.           03-13885       -        -         -       -        -          -
Enron Pipeline Construction Services Company       03-13915       -        -         -       -        -          -
Enron Pipeline Services Company                    03-13918       1        -         -       -        -          1
Enron Trailblazer Pipeline Company                 03-13919       -        -         -       -        -          -
Enron Liquid Services Corp.                        03-13920       -        -         -       -        -          -
Enron Machine and Mechanical Services, Inc.        03-13926       -        -         -       -        -          -
Enron Commercial Finance Ltd.                      03-13930       -        -         -       -        -          -
Enron Permian Gathering Inc.                       03-13949       -        -         -       -        -          -
Transwestern Gathering Company                     03-13950       -        -         -       -        -          -
Enron Gathering Company                            03-13952       -        -         -       -        -          -
EGP Fuels Company                                  03-13953       -        -         -       -        -          -
Enron Asset Management Resources, Inc.             03-13957       -        -         -       -        -          -
Enron Brazil  Power Holdings I Ltd.                03-14053       -        -         -       -        -          -
Enron do Brazil Holdings Ltd.                      03-14054       -        -         -       -        -          -
Enron Wind Storm Lake II LLC (a)                   03-14065
Enron Renewable Energy Corp. (a)                   03-14067
Enron Acquisition III Corp.                        03-14068       -        -         -       -        -          -
Enron Wind Lake Benton LLC (a)                     03-14069
Superior Construction Company                      03-14070       -        -         -       -        -          -
EFS IV, Inc.                                       03-14126       -        -         -       -        -          -
EFS VIII, Inc.                                     03-14130       -        -         -       -        -          -
EFS XIII, Inc.                                     03-14131       -        -         -       -        -          -
Enron Credit Inc.                                  03-14175       -        -         -       -        -          -
Enron Power Corp.                                  03-14176       -        -         -       -        -          -
Richmond Power Enterprise L.P.                     03-14177       -        -         -       -        -          -
ECT Strategic Value Corp.                          03-14178       -        -         -       -        -          -
Enron Development Funding Ltd.                     03-14185       -        -         -       4        -          4
Atlantic Commercial Finance, Inc.                  03-14223       -        -         -       3        -         13
The Protane Corporation                            03-14224       -        -         -       -        -          -

                           Continued on the next page

                                                                         Table 4

                             As of November 30, 2003
                                  (In Millions)


                                                               Current
Debtor Company                                     Case No.     1-30     31-60     61-90    91+     Other     Total
-------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC              03-14225       -         -        -       1       -          1
Enron Development Corp.                            03-14226       -         -        -      10     (10)         -
ET Power 3 LLC                                     03-14227       -         -        -       -       -          -
Nowa Sarzyna Holding B.V.                          03-14228       -         -        -       8       -          8
Enron South America LLC                            03-14229       -         -        -       -       -          -
Enron Global Power & Pipelines LLC                 03-14230       -         -        -       -       -          -
Portland General Holdings, Inc.                    03-14231       -         -        -       -       -          -
Portland Transition Company, Inc.                  03-14232       -         -        -       -       -          -
Cabazon Power Partners LLC (a)                     03-14539
Cabazon Holdings LLC (a)                           03-14540
Enron Caribbean Basin LLC                          03-14862       6         -        -       -       -          6
Victory Garden Power Partners I LLC (a)            03-14871
Oswego Cogen Company, LLC                          03-16566       -         -        -       -       -          -
Enron Equipment Procurement Company                03-16882       -         -        -      35     (16)        19

                                                                -------------------------------------------------
Combined Debtor Entities                                        $ 8      $ 35      $ -    $287      (9)      $321
                                                                =================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and

         02-10766).

                                                                         Table 5
                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended November 30, 2003
                                  (In Millions)


                                                                 Beginning                    Payments        Other        Ending
Debtor Company                                     Case No.       Balance       Billings      Received     Adjustments     Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                     01-16033       $    -          $   -       $    -        $    -         $     -
Enron Corp.                                        01-16034          207              3           (7)            -             203
Enron North America Corp.                          01-16035           16              -            -            (1)             15
Enron Power Marketing, Inc.                        01-16036            -              -            -             -               -
PBOG Corp.                                         01-16037            -              -            -             -               -
Smith Street Land Company                          01-16038            -              -            -             -               -
Enron Broadband Services, Inc.                     01-16039            1              -            -             -               1
Enron Energy Services Operations, Inc.             01-16040            6              -            -             -               6
Enron Energy Marketing Corp.                       01-16041            -              -            -             -               -
Enron Energy Services, Inc.                        01-16042            2              -            -             1               3
Enron Energy Services, LLC                         01-16043            -              -            -             -               -
Enron Transportation Services Company              01-16044            -              -            -             -               -
BAM Leasing Company                                01-16045            -              -            -             -               -
ENA Asset Holdings, L.P.                           01-16046            -              -            -             -               -
Enron Gas Liquids, Inc.                            01-16048            -              -            -             -               -
Enron Global Markets LLC                           01-16076            -              -            -             -               -
Enron Net Works L.L.C.                             01-16078            3              -            -             -               3
Enron Industrial Markets LLC                       01-16080            -              -            -             -               -
Operational Energy Corp.                           01-16109            -              -            -             -               -
Enron Engineering & Construction Co.               01-16110            -              -            -             -               -
Enron Engineering & Operational
 Services Co.                                      01-16111            -              -            -             -               -
Garden State Paper Company LLC                     01-16280           20              -            -             -              20
Palm Beach Development Company, L.L.C.             01-16319            -              -            -             -               -
Tenant Services, Inc.                              01-16428            -              -            -             -               -
Enron Energy Information
 Solutions, Inc.                                   01-16429            -              -            -             -               -
EESO Merchant Investments, Inc.                    01-16430            -              -            -             -               -
Enron Federal Solutions, Inc.                      01-16431            -              -            -             -               -
Enron Freight Markets Corp.                        01-16467            -              -            -             -               -
Enron Broadband Services, L.P.                     01-16483            -              -            -             -               -
Enron Energy Services North America, Inc.          02-10007            4              -            -             -               4
Enron LNG Marketing LLC                            02-10038            -              -            -             -               -
Calypso Pipeline, LLC                              02-10059            -              -            -             -               -
Enron Global LNG LLC                               02-10060            -              -            -             -               -
Enron International Fuel Management Company        02-10061            -              -            -             -               -
Enron Natural Gas Marketing Corp.                  02-10132            -              -            -             -               -
ENA Upstream Company LLC                           02-10232            -              -            -             -               -
Enron Liquid Fuels, Inc.                           02-10252            -              -            -             -               -
Enron LNG Shipping Company                         02-10346            -              -            -             -               -
Enron Property & Services Corp.                    02-10464            7              -            -             -               7
Enron Capital & Trade Resources
 International Corp.                               02-10613            3              -            -             -               3
Enron Communication Leasing Corp.                  02-10632            -              -            -             -               -
Enron Wind Corp. (b)                               02-10743
Enron Wind Systems Inc. (b)                        02-10747
Enron Wind Energy Systems Corp. (b)                02-10748
Enron Wind Maintenance Corp. (b)                   02-10751
Enron Wind Constructors Corp. (b)                  02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)             02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)            02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)           02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)            02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)             02-10766


                           Continued on the next page

                                                                         Table 5
                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                 Beginning                    Payments        Other        Ending
Debtor Company                                     Case No.       Balance       Billings      Received     Adjustments     Balance
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                               02-10939            -              -            -             -               -
Enron Processing Properties, Inc.                  02-11123            -              -            -             -               -
Enron Methanol Company                             02-11239            -              -            -             -               -
Enron Ventures Corp.                               02-11242            -              -            -             -               -
Enron Mauritius Company                            02-11267            -              -            -             -               -
Enron India Holding Ltd.                           02-11268            -              -            -             -               -
Offshore Power Production C.V.                     02-11272            -              -            -             -               -
The New Energy Trading Company                     02-11824            -              -            -             -               -
EES Services Holdings, Inc.                        02-11884            1              -            -             -               1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347            -              -            -             -               -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902            1              -            -             -               1
EBF, LLC                                           02-13702            -              -            -             -               -
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046            -              -            -             -               -
E Power Holdings Corp.                             02-14632            -              -            -             -               -
Enron Construction Management Services, Inc.       02-14885            -              -            -             -               -
Enron Management, Inc.                             02-14977            -              -            -             -               -
Enron Expat Services, Inc.                         02-15716            2              -            -             -               2
Artemis Associates, LLC                            02-16441            -              -            -             -               -
Clinton Energy Management Services, Inc.           02-16492            -              -            -             -               -
LINGTEC Constructors, L.P.                         03-10106            -              -            -             -               -
EGS New Ventures Corp.                             03-10673            -              -            -             -               -
Louisiana Gas Marketing Company                    03-10676            -              -            -             -               -
Louisiana Resources Company                        03-10678            -              -            -             -               -
LGMI, Inc.                                         03-10681            -              -            -             -               -
LRCI, Inc.                                         03-10682            -              -            -             -               -
Enron Communications Group, Inc.                   03-11364            -              -            -             -               -
EnRock Management, LLC                             03-11369            -              -            -             -               -
ECI-Texas, L.P.                                    03-11371            -              -            -             -               -
EnRock, L.P.                                       03-11373            -              -            -             -               -
ECI-Nevada Corp.                                   03-11374            -              -            -             -               -
Enron Alligator Alley Pipeline Company             03-12088            -              -            -             -               -
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154            -              -            -             -               -
EnronOnline, LLC                                   03-13155            -              -            -             -               -
St. Charles Development Company, LLC               03-13156            -              -            -             -               -
Calcasieu Development Company, LLC                 03-13157            -              -            -             -               -
Calvert City Power I, LLC                          03-13158            -              -            -             -               -
Enron ACS, Inc.                                    03-13159            -              -            -             -               -
LOA, Inc.                                          03-13160            -              -            -             -               -
Enron India LLC                                    03-13234            -              -            -             -               -
Enron International Inc.                           03-13235            -              -            -             -               -
Enron International Holdings Corp.                 03-13236            -              -            -             -               -
Enron Middle East LLC                              03-13237            -              -            -             -               -
Enron WarpSpeed Services, Inc.                     03-13238            -              -            -             -               -
Modulus Technologies, Inc.                         03-13240            -              -            -             -               -
Enron Telecommunications, Inc.                     03-13240            -              -            -             -               -
DataSystems Group, Inc.                            03-13241            -              -            -             -               -
Risk Management & Trading Corp.                    03-13259            -              -            -             -               -
Omicron Enterprises, Inc.                          03-13446            -              -            -             -               -

                           Continued on the next page

                                                                         Table 5
                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)


                                                                 Beginning                    Payments        Other        Ending
Debtor Company                                     Case No.       Balance       Billings      Received     Adjustments     Balance
----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                        03-13447            -              -            -             -               -
EFS II, Inc.                                       03-13451            -              -            -             -               -
EFS III, Inc.                                      03-13453            -              -            -             -               -
EFS V, Inc.                                        03-13454            -              -            -             -               -
EFS VI, Inc.                                       03-13457            -              -            -             -               -
EFS VII, Inc.                                      03-13459            -              -            -             -               -
EFS IX, Inc.                                       03-13460            -              -            -             -               -
EFS X, Inc.                                        03-13461            -              -            -             -               -
EFS XI, Inc.                                       03-13462            -              -            -             -               -
EFS XII, Inc.                                      03-13463            -              -            -             -               -
EFS XV, Inc.                                       03-13465            -              -            -             -               -
EFS XVII, Inc.                                     03-13467            -              -            -             -               -
Jovinole Associates                                03-13468            -              -            -             -               -
EFS Holdings, Inc.                                 03-13469            -              -            -             -               -
Enron Operations Services Corp.                    03-13489            -              -            -             -               -
Green Power Partners I, LLC (a)                    03-14500
TLS Investors, LLC                                 03-14502            -              -            -             -               -
ECT Securities Limited Partnership                 03-13644            -              -            -             -               -
ECT Securities LP Corp.                            03-13647            -              -            -             -               -
ECT Securities GP Corp.                            03-13649            -              -            -             -               -
KUCC Cleburne, LLC                                 03-13862            -              -            -             -               -
Enron International Asset Management Corp.         03-13877            -              -            -             -               -
Enron Brazil Power Holdings XI Ltd.                03-13878            -              -            -             -               -
Enron Holding Company L.L.C.                       03-13879            -              -            -             -               -
Enron Development Management Ltd.                  03-13880            -              -            -             -               -
Enron International Korea Holdings Corp.           03-13881            -              -            -             -               -
Enron Caribe VI Holdings Ltd.                      03-13882            -              -            -             -               -
Enron International Asia Corp.                     03-13883            -              -            -             -               -
Enron Brazil Power Investments XI Ltd.             03-13884            -              -            -             -               -
Paulista Electrical Distribution, L.L.C.           03-13885            -              -            -             -               -
Enron Pipeline Construction Services Company       03-13915            -              -            -             -               -
Enron Pipeline Services Company                    03-13918            1              -            -             -               1
Enron Trailblazer Pipeline Company                 03-13919            -              -            -             -               -
Enron Liquid Services Corp.                        03-13920            -              -            -             -               -
Enron Machine and Mechanical Services, Inc.        03-13926            -              -            -             -               -
Enron Commercial Finance Ltd.                      03-13930            -              -            -             -               -
Enron Permian Gathering Inc.                       03-13949            -              -            -             -               -
Transwestern Gathering Company                     03-13950            -              -            -             -               -
Enron Gathering Company                            03-13952            -              -            -             -               -
EGP Fuels Company                                  03-13953            -              -            -             -               -
Enron Asset Management Resources, Inc.             03-13957            -              -            -             -               -
Enron Brazil Power Holdings I, Ltd.                03-14053            -              -            -             -               -
Enron do Brazil Holdings Ltd.                      03-14054            -              -            -             -               -
Enron Wind Storm Lake II LLC (a)                   03-14065
Enron Renewable Energy Corp. (a)                   03-14067
Enron Acquisition III Corp.                        03-14068            -              -            -             -               -
Enron Wind Lake Benton LLC (a)                     03-14069
Superior Construction Company                      03-14070            -              -            -             -               -
EFS IV, Inc.                                       03-14126            -              -            -             -               -
EFS VIII, Inc.                                     03-14130            -              -            -             -               -
EFS XIII, Inc.                                     03-14131            -              -            -             -               -
Enron Credit Inc.                                  03-14175            -              -            -             -               -
Enron Power Corp.                                  03-14176            -              -            -             -               -
Richmond Power Enterprise, L.P.                    03-14177            -              -            -             -               -
ECT Strategic Value Corp.                          03-14178            -              -            -             -               -
Enron  Development Funding Ltd..                   03-14185            4              -            -             -               4
Atlantic Commercial Finance, Inc.                  03-14223           13              -            -             -              13
The Protane Corporation                            03-14224            -              -            -             -               -

                           Continued on the next page

                                                                         Table 5
                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended November 30, 2003
                                  (In Millions)


                                                                 Beginning                    Payments        Other        Ending
Debtor Company                                     Case No.       Balance       Billings      Received     Adjustments     Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China                  03-14225            1              -            -             -               1
Enron Development Corp.                            03-14226           22              -            -           (22)              -
ET Power 3 LLC                                     03-14227            8              -            -             -               8
Nowa Sarzyna Holding B.V.                          03-14228            -              -            -             -               -
Enron South America LLC                            03-14229            -              -            -             -               -
Enron Global  Power & Pipelines LLC                03-14230            -              -            -             -               -
Portland General Holdings, Inc.                    03-14231            -              -            -             -               -
Portland Transition Company, Inc.                  03-14232            -              -            -             -               -
Cabazon Power Partners LLC (a)                     03-14539
Cabazon Holdings LLC (a)                           03-14540
Enron Caribbean Basin LLC                          03-14862            6              -            -             -               6
Victory Garden Power Partners I LLC (a)            03-14871
Oswego Cogen Company, LLC                          03-16566            -              -            -             -               -
Enron Equipment Procurement Company                03-16882           33              8          (13)           (9)             19
                                                                    --------------------------------------------------------------
Combined Debtor Entities                                            $361           $ 11        $ (20)        $ (31)         $  321
                                                                    ==============================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 6
                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of November 30, 2003
                                  (In Millions)

Debtor Company                                       Case No.              Receivables              Payables
------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                       01-16033                $  1                    $  7
Enron Corp.                                          01-16034                   -                       -
Enron North America Corp.                            01-16035                   -                      33
Enron Power Marketing, Inc.                          01-16036                   -                       -
PBOG Corp.                                           01-16037                   -                       -
Smith Street Land Company                            01-16038                   -                       -
Enron Broadband Services, Inc.                       01-16039                   -                       -
Enron Energy Services Operations, Inc.               01-16040                  17                     246
Enron Energy Marketing Corp.                         01-16041                 115                      39
Enron Energy Services, Inc.                          01-16042                 187                     318
Enron Energy Services, LLC                           01-16043                   -                       -
Enron Transportation Services Company                01-16044                   -                       -
BAM Leasing Company                                  01-16045                   -                       -
ENA Asset Holdings, L.P.                             01-16046                   -                       -
Enron Gas Liquids, Inc.                              01-16048                   -                       7
Enron Global Markets LLC                             01-16076                   -                       -
Enron Net Works L.L.C.                               01-16078                   -                       -
Enron Industrial Markets LLC                         01-16080                   -                       -
Operational Energy Corp.                             01-16109                   -                       -
Enron Engineering & Construction Co.                 01-16110                   -                       -
Enron Engineering & Operational
 Services Co.                                        01-16111                   -                       -
Garden State Paper Company LLC                       01-16280                   -                      18
Palm Beach Development Company, L.L.C.               01-16319                   -                       -
Tenant Services, Inc.                                01-16428                   -                      29
Enron Energy Information
 Solutions, Inc.                                     01-16429                   -                       -
EESO Merchant Investments, Inc.                      01-16430                   -                       -
Enron Federal Solutions, Inc.                        01-16431                   -                       -
Enron Freight Markets Corp.                          01-16467                   -                       -
Enron Broadband Services, L.P.                       01-16483                   -                       -
Enron Energy Services North America, Inc.            02-10007                   -                       -
Enron LNG Marketing LLC                              02-10038                   -                       -
Calypso Pipeline, LLC                                02-10059                   -                       -
Enron Global LNG LLC                                 02-10060                   -                       -
Enron International Fuel Management Company          02-10061                   -                       -
Enron Natural Gas Marketing Corp.                    02-10132                   -                       -
ENA Upstream Company LLC                             02-10232                   -                      69
Enron Liquid Fuels, Inc.                             02-10252                   -                       -
Enron LNG Shipping Company                           02-10346                   -                       -
Enron Property & Services Corp.                      02-10464                   -                       -
Enron Capital & Trade Resources
 International Corp.                                 02-10613                  71                     134
Enron Communication Leasing Corp.                    02-10632                   -                       -
Enron Wind Corp. (b)                                 02-10743
Enron Wind Systems, Inc. (b)                         02-10747
Enron Wind Energy Systems Corp. (b)                  02-10748
Enron Wind Maintenance Corp. (b)                     02-10751
Enron Wind Constructors Corp. (b)                    02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)               02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)              02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)             02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)              02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)               02-10766

                           Continued on the next page

                                                                         Table 6
                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of November 30, 2003
                                  (In Millions)

Debtor Company                                       Case No.              Receivables              Payables
------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939                   -                       -
Enron Processing Properties, Inc.                    02-11123                   -                       -
Enron Methanol Company                               02-11239                   -                       -
Enron Ventures Corp.                                 02-11242                   -                       -
Enron Mauritius Company                              02-11267                   -                       -
Enron India Holding Ltd.                             02-11268                   -                       -
Offshore Power Production C.V.                       02-11272                   -                       -
The New Energy Trading Company                       02-11824                   -                       -
EES Service Holdings, Inc.                           02-11884                   -                       -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104                   -                       -
ZWHC, LLC (a)                                        02-12105                   -                       -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                         02-12106                   -                       -
Enron Reserve Acquisition Corp. (b)                  02-12347                   -                       -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902                   -                       -
EBF, LLC                                             02-13702                   -                       -
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046                   -                       -
E Power Holdings Corp.                               02-14632                   -                       -
Enron Construction Management, Inc.                  02-14885                   -                       -
Enron Management, Inc.                               04-14977                   -                       -
Enron Expat Services, Inc.                           02-15716                   -                       -
Artemis Associates, LLC                              02-16441                   -                       -
Clinton Energy Management Services, Inc.             02-16492                   4                       2
LINGTEC Constructors, L.P.                           03-10106                   -                       -
EGS New Ventures Corp.                               03-10673                   -                       -
Louisiana Gas Marketing Company                      03-10676                   -                       -
Louisiana Resources Company                          03-10678                   -                       -
LGMI, Inc.                                           03-10681                   -                       -
LRCI, Inc.                                           03-10682                   -                       -
Enron Communications Group, Inc.                     03-10364                   -                       -
EnRock Management, LLC                               03-10369                   -                       -
ECI-Texas, L.P.                                      03-11371                   -                       -
EnRock, L.P.                                         03-11373                   -                       -
ECI-Nevada Corp.                                     03-11374                   -                       -
Enron Alligator Alley Pipeline Company               03-12088                   -                       -
Enron Wind Storm Lake I, LLC (a)                     03-13151
ECT Merchant Investments Corp.                       03-13154                   -                       -
EnronOnline, LLC                                     03-13155                   -                       -
St. Charles Development Company, LLC                 03-13156                   -                       -
Calcasieu Development Company, LLC                   03-13157                   -                       -
Calvert City Power I, LLC                            03-13158                   -                       -
Enron ACS, Inc.                                      03-13159                   -                       -
LOA, Inc.                                            03-13160                   -                       -
Enron India LLC                                      03-13234                   -                       -
Enron International Inc.                             03-13235                   -                       -
Enron International Holdings Corp.                   03-13236                   -                       -
Enron Middle East LLC                                03-13237                   -                       -
Enron WarpSpeed Services, Inc.                       03-13238                   -                       -
Modulus Technologies, Inc.                           03-13239                   -                       -
Enron Telecommunications, Inc.                       03-13240                   -                       -
DataSystems Group, Inc.                              03-13241                   -                       -
Risk Management & Trading Corp.                      03-13259                   -                       6
Omicron Enterprises, Inc.                            03-13446                   -                       -

                           Continued on the next page

                                                                         Table 6
                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of November 30, 2003
                                  (In Millions)

Debtor Company                                       Case No.              Receivables              Payables
------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447                       -                     -
EFS II, Inc.                                         03-13451                       -                     -
EFS III, Inc.                                        03-13453                       -                     -
EFS V, Inc.                                          03-13454                       -                     -
EFS VI, Inc.                                         03-13457                       -                     -
EFS VII, Inc.                                        03-13459                       -                     -
EFS IX, Inc.                                         03-13460                       -                     -
EFS X, Inc.                                          03-13461                       -                     -
EFS XI, Inc.                                         03-13462                       -                     -
EFS XII, Inc.                                        03-13463                       -                     -
EFS XV, Inv.                                         03-13465                       -                     -
EFS XVII, Inc.                                       03-13467                       -                     -
Jovinole Associates                                  03-13468                       -                     -
EFS Holdings, Inc.                                   03-13469                       -                     -
Enron Operations Services Corp.                      03-13489                       -                     -
Green Power Partners I LLC (a)                       03-13500
TLS Investors, LLC                                   03-13502                       -                     -
ECT Securities Limited Partnership                   03-13644                       -                     -
ECT Securities LP Corp.                              03-13647                       -                     -
ECT Securities GP Corp.                              03-13649                       -                     -
KUCC Cleburne, LLC                                   03-13862                       -                     -
Enron International Asset Management Corp.           03-13877                       -                     -
Enron Brazil Power Holdings XI Ltd.                  03-13878                       -                     -
Enron Holding Company L.L.C.                         03-13879                       -                     -
Enron Development Management Ltd.                    03-13880                       -                     -
Enron International Korea Holdings Corp.             03-13881                       -                     -
Enron Caribe VI Holdings Ltd.                        03-13882                       -                     -
Enron International Asia Corp.                       03-13883                       -                     -
Enron Brazil Power Investments XI Ltd.               03-13884                       -                     -
Paulista Electrical Distribution, L.L.C.             03-13885                       -                     -
Enron Pipeline Construction Services Company         03-13915                       -                     -
Enron Pipeline Services Company                      03-13918                       -                     -
Enron Trailblazer Pipeline Company                   03-13919                       -                     -
Enron Liquid Services Corp.                          03-13920                       -                     -
Enron Machine and Mechanical Services, Inc.          03-13926                       -                     -
Enron Commercial Finance Ltd.                        03-13930                       -                     -
Enron Permian Gathering Inc.                         03-13949                       -                     -
Transwestern Gathering Company                       03-13950                       -                     -
Enron Gathering Company                              03-13952                       -                     -
EGP Fuels Company                                    03-13953                       -                     -
Enron Asset Management Resources, Inc.               03-13957                       -                     -
Enron Brazil Power Holdings I Ltd.                   03-14053                       -                     -
Enron do Brazil Holdings Ltd.                        03-14054                       -                     -
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068                       -                     -
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Constriction Company                        03-14070                       -                     -
EFS IV, Inc.                                         03-14126                       -                     -
EFS VII, Inc.                                        03-14130                       -                     -
EFS XIII, Inc.                                       03-14131                       -                     -
Enron Credit Inc.                                    03-14175                       -                     -
Enron Power Corp.                                    03-14176                       -                     -
Richmond Power Enterprise, L.P.                      03-14177                       -                     -
ECT Strategic Value Corp.                            03-14178                       -                     -
Enron Development Funding Ltd.                       03-14185                       -                     -
Atlantic Commercial Finance, Inc.                    03-14223                       -                     -
The Protane Corporation                              03-14224                       -                     -

                           Continued on the next page

                                                                         Table 6
                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of November 30, 2003
                                  (In Millions)

Debtor Company                                       Case No.              Receivables              Payables
------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China                    03-14225                   -                       -
Enron Development Corp.                              03-14226                   -                       -
ET Power 3 LLC                                       03-14227                   -                       -
Nowa Sarzyna Holding B.V.                            03-14228                   -                       -
Enron South America LLC                              03-14229                   -                       -
Enron Global  Power & Pipelines LLC                  03-14230                   -                       -
Portland General Holdings, Inc.                      03-14231                   -                       -
Portland Transition Company, Inc.                    03-14231                   -                       -
Cabazon Power Partners LLC (a)                       03-14539
Cabazon Holdings LLC (a)                             03-14540
Enron Caribbean Basin LLC                            03-14862                   -                       -
Victory Garden Power Partners I LLC (a)              03-14871
Oswego Cogen Company, LLC                            03-16566                   -                       -
Enron Equipment Procurement Company                  03-16882                   -                       -
                                                                            --------------------------------
Combined Debtor Entities                                                     $  395                 $ 908
                                                                            ================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended November 30, 2003
                                  (In Millions)

                                                                  Asset                           Book
Company                               Date Closed              Description                        Value    Proceeds
--------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------
Enron North America                  11/6/2003          Sale of East Sour Lake Exploration         $ 4        $ 4
                                                        & Production's working interests and
                                                        net revenue interests in two producing
                                                        wells and any future prospects.


Non-Debtor Companies
--------------------
None.










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